MANAGED ACCOUNT SERIES
MID CAP VALUE OPPORTUNITIES PORTFOLIO
SUPPLEMENT DATED MARCH 18, 2009
TO THE PROSPECTUS DATED AUGUST 27, 2008

Effective March 13, 2009, the following changes are made to the Prospectus of Mid Cap Value Opportunities Portfolio (the “Portfolio”), a series of Managed Account Series.

The section in the Prospectus captioned “Details About the Fund — How the Mid Cap Value Opportunities Portfolio Invests — About the Portfolio Manager of the Mid Cap Value Opportunities Portfolio” on page 18 is amended as follows:

The information about the Portfolio’s portfolio manager is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC — Portfolio Managers — Mid Cap Value Opportunities Portfolio” on page 34, the first paragraph is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio. Information regarding the portfolio managers of the Portfolio is set forth below.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day management of the Portfolio’s portfolio, including setting the Portfolio’s overall investment strategy and overseeing the management of the Portfolio.	2009

Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006 and Vice President thereof from 2004 to 2006; Managing Director and portfolio manager with Bear Stearns Asset Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day management of the Portfolio’s portfolio, including setting the Portfolio’s overall investment strategy and overseeing the management of the Portfolio.	2009	Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; Director of MLIM in 2006 and Vice President thereof from 1998 to 2006.

Code # 19166-MCVO-0808-SUP